UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2008 (May 22, 2008)

VANTAGE ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33496	51-0599779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Post Oak Blvd., Suite 610 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (281) 404-4700

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐                               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

VANTAGE ENERGY SERVICES, INC. (“VANTAGE” OR THE “REGISTRANT”) HAS SCHEDULED A SPECIAL MEETING OF STOCKHOLDERS TO VOTE ON A PROPOSAL TO APPROVE THE PREVIOUSLY ANNOUNCED DEFINITIVE SHARE PURCHASE AGREEMENT WHEREBY VANTAGE WILL ACQUIRE FOUR BAKER MARINE PACIFIC CLASS 375 ULTRA-PREMIUM JACKUP DRILLING RIGS (THE “RIGS”), ONE ULTRA-DEEPWATER DRILLSHIP AND AN OPTION TO ACQUIRE A SECOND ULTRA DEEPWATER DRILLSHIP (THE “ACQUISITION”).

VANTAGE AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECIAL MEETING OF VANTAGE STOCKHOLDERS TO BE HELD TO APPROVE THE ACQUISITION AND RELATED MATTERS. STOCKHOLDERS OF VANTAGE AND OTHER INTERESTED PERSONS ARE ADVISED TO READ VANTAGE’S DEFINITIVE PROXY STATEMENT DATED MAY 22, 2008 IN CONNECTION WITH VANTAGE’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THIS PROXY STATEMENT CONTAINS IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ VANTAGE’S FINAL PROSPECTUS, DATED MAY 24, 2007 AND OTHER REPORTS AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF VANTAGE’S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS. ON MAY 23, 2008 VANTAGE COMMENCED MAILING OF ITS DEFINITIVE PROXY STATEMENT TO STOCKHOLDERS AS OF A RECORD DATE OF MAY 13, 2008 FOR VOTING ON THE ACQUISITION. STOCKHOLDERS CAN OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO VANTAGE AT: 777 POST OAK BLVD., SUITE 610, HOUSTON, TEXAS 77056. THE DEFINITIVE PROXY STATEMENT AND THE FINAL PROSPECTUS AND OTHER SEC FILINGS OF THE REGISTRANT CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE (http://www.sec.gov).

Item 8.01 Other Events

On May 22, 2008, Vantage Energy Services, Inc. (“Vantage” or the “Registrant”) issued a press release announcing  that it has scheduled a special meeting of stockholders to vote on a proposal to approve the previously announced definitive share purchase agreement (the “Acquisition”), which provides for the acquisition of Offshore Group Investment Limited (“OGIL”). OGIL currently owns the contracts for the construction and delivery of four Baker Marine Pacific Class 375 ultra-premium jackup drilling rigs, a contract to acquire an ultra-deepwater drillship and an option to purchase a second ultra-deepwater drillship. The Acquisition is structured such that OGIL and Vantage will become wholly owned by Vantage Drilling Company. Vantage Drilling Company was recently incorporated in the Cayman Islands in order to facilitate the Acquisition and the transactions contemplated thereby.

As part of the Acquisition, (i) Vantage will exchange, on a one-for-one basis, its units, shares of common stock and warrants for newly issued units, ordinary shares and warrants of Vantage Drilling with the same terms and conditions and (ii) the ordinary shares of OGIL will be transferred to Vantage Drilling in exchange for consideration comprised of cash and securities of Vantage Drilling.  The proposed Acquisition is, among other customary closing conditions, subject to a stockholder vote by the stockholders of Vantage.

A copy of this press release is attached hereto as Exhibit 99.1.

Vantage Energy Services, Inc.

Vantage Energy Services, Inc. is organized under the laws of the State of Delaware as of September 8, 2006. We were formed to acquire, through a merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction, joint venture or other similar business combination, one or more businesses in the oilfield services industry.

Offshore Group Investment Limited

Offshore Group Investment Limited is a Cayman Islands exempted company which owns the contracts for the construction and delivery of four Baker Marine Pacific Class 375 ultra-premium jackup drilling rigs, a contract to acquire an ultra-deepwater drillship and an option to purchase a second ultra-deepwater drillship. OGIL is wholly owned by F3 Capital, an affiliate of TMT Global, a Cayman Islands exempted company (“TMT”). TMT is a global shipping company with its management headquarters located in Taiwan. TMT has approximately 50 years of experience in the shipping industry. TMT owns and/or operates or invests in vessels in several shipping sectors, including crude oil tankers, drybulk carriers and liquefied natural gas, or LNG, carriers.

Vantage Drilling Company

Vantage Drilling Company is a Cayman Islands exempted company recently incorporated for the purpose of acquiring Vantage and OGIL. Vantage Drilling intends to contract and operate the four Baker Marine Pacific Class 375 ultra-premium jackup drilling rigs and the ultra- deepwater drillships.  Vantage Drilling has been marketing the four Baker Marine Pacific Class 375 ultra-premium jackup drilling rigs and the drillships, pursuant to a services agreement with OGIL, since January 2008.

Additional Information and Where to Find It

In connection with the proposed Acquisition and required stockholder approval, Vantage has filed with the SEC a definitive joint proxy statement/prospectus which has been mailed to the stockholders of Vantage on or about May 23, 2008. Vantage’s stockholders are urged to read the definitive joint proxy statement/prospectus and other relevant materials as they contain important information about the Acquisition. Vantage stockholders can obtain a free copy of such filings at the SEC’s internet site (http://www.sec.gov). Copies of such filings can also be obtained, without charge, by directing a request to Vantage Energy Services, Inc., 777 Post Oak Blvd., Suite 610, Houston, Texas 77056.

Forward-looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Vantage, OGIL and their combined business after completion of the proposed acquisition. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of Vantage’s and OGIL’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the failure of Vantage’s stockholders to approve the share purchase agreement and the transactions contemplated thereby; the successful completion of debt financing; the number and percentage of Vantage’s stockholders voting against the Acquisition; changing interpretations of generally accepted accounting principles; relocation of Vantage’s home jurisdiction; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the business in which OGIL is engaged; demand for the products and services that OGIL provides; construction delays and cost overruns; cyclical business and lack of diversification; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in Vantage’s filings with the SEC. The information set forth herein should be read in light of such risks. Neither Vantage nor OGIL assumes any obligation to update the information contained in this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued May 22, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANTAGE ENERGY SERVICES, INC.

Date: May 27, 2008	By:	/s/ Chris E. Celano
Chris E. Celano
General Counsel